SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
September 25, 2003

POPULAR, INC.

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-13818	66-0416582

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Muñoz Rivera Avenue, San Juan, Puerto Rico	00918

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

ITEMS 1-4.	Not Applicable.

ITEM 5.	OTHER EVENTS.

     The exhibits listed in Item 7 below are hereby incorporated herein by reference.

ITEM 6.	Not Applicable.

ITEM 7.	EXHIBITS

	(1)(a)	Underwriting Agreement, dated September 25, 2003, between Popular, Inc. and Popular Securities, Inc.

	(4)(a)	Senior Indenture of Popular, Inc., dated as of February 15, 1995, as supplemented by the First Supplemental Indenture thereto, dated as of May 8, 1997, each between Popular, Inc. and Bank One, NA (formerly known as The First National Bank of Chicago), as trustee (incorporated by reference from Exhibit 4(d) to the Registration Statement No. 333-26941 of Popular, Inc., Popular International Bank, Inc. and Popular North America, Inc., as filed with the SEC on May 12, 1997).

(4)(b)	Second Supplemental Indenture of Popular, Inc., dated as of August 5, 1999, between Popular, Inc. and Bank One, NA (formerly know as The First National Bank of Chicago), as trustee (incorporated by reference from Exhibit 4(e) to Popular, Inc.’s Current Report on Form 8-K (File No. 002-96018), dated August 5, 1999, as filed with the SEC on August 17, 1999).

(4)(e)	Form of Note Linked to the S&P 500® Index due September 30, 2008.

(5)(a)	Opinion of Brunilda Santos de Alvarez, Esq. regarding legality of offered notes.

(5)(b)	Opinion of Pietrantoni Méndez & Alvarez LLP regarding legality of offered notes.

(5)(c)	Opinion of Sullivan & Cromwell LLP regarding legality of offered notes.

(8)(a)	Opinion of Pietrantoni Méndez & Alvarez LLP regarding tax matters.

(23)(a)	Consent of Brunilda Santos de Alvarez, Esq. (included in Exhibit (5)(a)).

(23)(b)	Consent of Pietrantoni Méndez & Alvarez LLP (included in Exhibit (5)(b) and (8)(a)).

(23)(c)	Consent of Sullivan & Cromwell LLP (included in Exhibit (5)(c)).

ITEMS 8-12.	Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.

Date: September 30, 2003	By:	/s/ Jorge A. Junquera

	Name:	Jorge A. Junquera
	Title:	Senior Executive Vice President

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